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           MONTHLY CERTIFICATEHOLDERS' STATEMENT

           CHEVY CHASE MASTER CREDIT CARD TRUST
                       SERIES 1994-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy
Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1998 and with respect to the performance of the Trust during the month of April, 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


     A)    Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal
           amount.

           (1)   The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount           $      0.0000000

           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                    $      0.0000000

           (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class A
           Certificates, per $1,000 original
           certificate principal amount                    $      0.0000000

     B)    Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class A Investor
           Charge Offs                                     $      0.0000000

           (2)   The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                $      0.0000000




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           (3)   The total amount reimbursed in
           respect of Class A Investor Charge Offs         $      0.0000000

           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                    $      0.0000000

           (5)   The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect to
           all transactions on such Distribution Date      $      0.0000000

     C)    Information Regarding Distributions to
           the Class B Certificateholders, per
           $1,000 original certificate principal amount.

           (1)   The total amount of the
           distribution to Class B
           Certificatedholders, per $1,000
           original certificate principal amount           $      5.0260416

           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                     $      5.0260416

           (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                     $      0.0000000

     D)    Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class B Investor
           Charge Offs                                     $      0.0000000

           (2)   The amount of Class B Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                $      0.0000000

           (3)   The total amount reimbursed in
           respect of Class B Investor Charge Offs         $      0.0000000

           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                    $      0.0000000

           (5)   The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect
           to all transactions on such
           Distribution Date                               $      0.0000000





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                                        CHEVY CHASE BANK, F.S.B.,
                                          Servicer

                                        By  ________________________
                                                  Mark A. Holles
                                                  Vice President